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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of report (Date of earliest event reported) April 13, 1998
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                                    TRW Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Ohio                       1-2384                  34-575430
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(STATE OR OTHER JURISDICTION      (COMMISSION FILE          (I.R.S. EMPLOYER
      OF INCORPORATION )               NUMBER)            IDENTIFICATION NUMBER)



              1900 Richmond Road, Cleveland, OH                  44124
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)



       Registrant's telephone number, including area code: (216) 291-7000
                                                           --------------



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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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Item 5.           Other Events

         On April 13, 1998, TRW Inc. (the "Company") commenced a program for the offer of Medium-Term Notes, Series D, due nine months or more from the date of issuance ("Medium-Term Notes") for aggregate gross proceeds of up to $1,000,000,000. The Medium-Term Notes are part of the $1,000,000,000 debt securities, common stock, and warrants to purchase debt securities and common stock registered by the Company pursuant to a Registration Statement filed with the Securities and Exchange Commission on Form S-3 (Registration No. 333-48443). The issuance and sale of the Medium-Term Notes may be made from time to time in various amounts pursuant to an indenture, dated as of May 16, 1986, between the Company and The Chase Manhattan Bank, as Successor Trustee to Mellon Bank,
N.A., as supplemented.

         The Medium-Term Notes will be distributed pursuant to a Distribution Agreement among the Company and certain agents. The form of the Distribution Agreement is attached hereto as Exhibit 1 and incorporated by reference herein. The Medium-Term Notes may bear fixed or floating rates of interest and will be issued substantially in the form attached hereto as Exhibit 4 and incorporated by reference herein.

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

                  1        Distribution Agreement, dated April 13, 1998

                  4        Form of Medium-Term Note, Series D.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       TRW Inc.



                                       By:
                                              /s/ WILLIAM B. LAWRENCE
                                              -----------------------------
                                              William B. Lawrence
                                              Executive Vice President,
                                              General Counsel and Secretary


DATE:    April 13, 1998



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                                  EXHIBIT INDEX



EXHIBIT                    TITLE
-------                    -----

1                 Distribution Agreement, dated April 13, 1998

4                 Form of Medium-Term Note, Series D